Held for Sale and Discontinued Operations - Summary of Discontinued Operations at the Lower of Fair Value and Carrying Amount Immediately (Detail) - Discontinued operations [member] - IFRS9/17 [member] - EUR (€)
€ in Millions
	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Fair value, consideration to be received
Net cash receivable after costs to sell	€ 2,184	€ 2,175
Fair value of 29.99% strategic share a.s.r.	2,588	2,700
Fair value less costs to sell	4,772	4,875
Carrying amount of Aegon the Netherlands	5,185	5,969
Fair value less costs to sell minus carrying amount	(413)	(1,094)
Assets in scope for impairment	1,775	1,775
Cumulative Impairment loss recognized	€ 1,507	€ 1,094